Supplement to the
                              Individual and Group
                    Statements of Additional Information for
                    Lincoln National Variable Annuity Fund A
                                Dated May 1, 2006



The following changes are effective May 16, 2006:

The information in the chart entitled "Interested Managers" and the footnote on Page B-3 regarding Janet Chrzan are to be deleted.

The information in the chart entitled "Interested Managers" on Page B-5 regarding Janet Chrzan is to be deleted.



This Supplement is dated June 30, 2006.